UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

October 1, 2014

Date of Report (Date of earliest event reported)

___________________________________________________________

CADISTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

State of Delaware	000-54421	31-1259887
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

207 Kiley Drive

Salisbury, MD 21801

(Address of principal executive offices) (Zip Code)

(410) 912-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e)

Compensatory Arrangements of Certain Officers. On October 1, 2014, our Board of Directors (the “Board”) increased the annual salaries retroactive to July 1, 2014 of Kamal Mandan, our Chief Financial Officer to $225,379.

In addition, on October 1, 2014, the Board also awarded $49,225 to Mr, Mandan and $52,206 to Ward. Barney, our Chief Operating Officer, as bonuses for the fiscal year ending March 31, 2014.

The Board also awarded Mr. Delaney a bonus of 40% of base salary or $131,040, pursuant to his employment agreement based on achievement of 90% of adjusted targets, as set forth below.

Description	% WTG	Adjusted Target	Actual	Achievement %	Weighted %
Revenue	15%	$113,972	$107,890	94.66%	14.20%
Operating EBITDA	55%	$53,077	$48,498	91.37%	50.26%
ROCE	10%	89%	85%	95.50%	9.55%
Personal Performance: including Leadership, Internal Alignment, Six Sigma and Gallup	20%	100%	82%	82.00%	16.40%
					90.41%

Item 5.02(f)

Below is a complete summary compensation table incorporating the information on bonuses omitted from the Annual Report on Form 10-K for the year ending March 31, 2014 pursuant to Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K.

Summary Compensation Table

Name and Principal Position	Year Ending March 31,	Base Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	Other ($)(1)	Total ($)
Scott Delaney,	2014	324,208	-	$131,040	44,448	499,696
CEO	2013	313,500	222,000	236,250	42,637	814,387
	2012	297,293	12,500	217,500	33,255	560,548
Ward Barney,	2014	228,600	52,206	-	18,851	299,657
Chief Operating Officer	2013	216,025	8,096	87,437	18,469	330,027
	2012	209,226	6,274	105,084	17,931	338,515
Kamal Mandan,	2014	206,523	49,225	-	14,668	270,416
Chief Financial Officer	2013	198,961	7,456	89,474	11,911	307,802
	2012	184,649	3,682	61,667	13,521	263,519

(1) Includes (i) $13,200, $11,885 (including carry over of $2,149, from 2011) and $8,149 in automobile allowance, (ii) $14,000, $0 and $0 in miscellaneous expenses usable for any purpose (personal or otherwise), and (iii) $6,055, $6,046 and $5,372 in 401(k) matching contributions for 2012, for Messrs. Delaney, Barney and Mandan, respectively. Includes (i) $17,787, $11,993 and $6,679 in automobile allowance, (ii) $18,500, $0 and $0 in miscellaneous expenses usable for any purpose (personal or otherwise) and (iii) $6,350, $6,476, and $5,232 in 401(k) matching contributions for 2013, for Messrs. Delaney, Barney and Mandan, respectively. Includes (i) $18,000, $11,993 and $9,298 in automobile allowance, (ii) $20,000, $0 and $0 in miscellaneous expenses usable for any purpose (personal or otherwise) and (iii) $6,448, $6,858, and $5,370 in 401(k) matching contributions for 2014, for Messrs. Delaney, Barney and Mandan, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CADISTA HOLDINGS INC.

	By:	/s/ Kamal Mandan
Kamal Mandan
Chief Financial Officer

Date: October 6, 2014